PHOENIX INVESTMENT TRUST 97
 PHOENIX-HOLLISTER VALUE EQUITY FUND AND PHOENIX-HOLLISTER SMALL CAP VALUE FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED DECEMBER 31, 2002

For the Phoenix-Hollister Small Cap Value Fund, on page 1 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in securities of issuers with capitalizations of less than $2 billion at the time of investment. The fund invests in a portfolio of common stocks and securities convertible into common stocks of primarily domestic (U.S.) companies. Generally, the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets.

For the Phoenix-Hollister Value Equity Fund, on page 6 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> The fund invests in common stocks of primarily domestic (U.S.), large capitalization companies. Under normal circumstances, the fund will invest at least 80% of its assets in common stocks.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.



PXP 2053/80  (06/02)